UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2013

NEWPARK RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-2960	72-1123385
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2700 Research Forest Drive, Suite 100
The Woodlands, TX	77381
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 362-6800

______________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment and Restatement of Equity Plan

On April 23, 2013, the Compensation Committee of the Board of Directors, subject to stockholder approval, approved an amendment and restatement of the Newpark Resources, Inc. 2006 Equity Incentive Plan (As Amended and Restated Effective June 10, 2009), as amended by Amendment No. 1 Newpark Resources, Inc. 2006 Equity Incentive Plan (the “2006 Plan”). On June 6, 2013, the stockholders of Newpark Resources, Inc. (the “Company”) approved the Amended and Restated 2006 Equity Incentive Plan (the “Amended and Restated Plan”). The 2006 Plan was amended to, among other things:

●	increase the number of shares of common stock available for awards under the 2006 Plan, including incentive stock options granted under the 2006 Plan, by 4,250,000 to a total of 12,250,000 shares;

●

add provisions implementing fungible share counting with the effect that stock options and stock appreciation rights will reduce the number of available shares on a 1 to 1 basis, while full value awards will reduce the number of available shares on a 1.5 to 1 basis;

●	revise and clarify the provisions that limit the repricing of options and stock appreciation rights without stockholder approval;

●

modify the method of share counting to provide that the number of available shares for grant will not be increased by actions such as the tendering or withholding of shares to satisfy the exercise price or tax withholding obligations relating to an option or stock appreciation right, or the repurchase of shares on the open market with the proceeds of an option exercise price;

●	increase the limit of shares available for awards to any individual in any calendar year to 1,000,000 shares;

●	delete the provision granting the committee administering the 2006 Plan the ability to extend the term of any award;

●

add provisions that restrict the payment of dividends or dividend equivalents on performance awards unless the performance awards vest and further provide that any such dividends or dividend equivalents will be forfeited if the respective performance-based award is forfeited; and

●	make other compliance, administrative, clarifying and updating amendments.

The foregoing description of the Amended and Restated Plan is qualified in its entirety by reference to the Amended and Restated Plan, a copy of which was attached as Exhibit 4.7 to the Company’s Registration Statement on Form S-8 filed June 6, 2013 (SEC File No. 333-189127).

Approval of Award Agreements

In connection with the approval of the Amended and Restated Plan and the grants of long-term compensation, the Compensation Committee approved forms of agreements for time-based restricted stock unit (“time-based unit”) awards, performance-based restricted stock unit (“performance-based unit”) awards, restricted stock agreements and stock option grants to be made under the Amended and Restated Plan.

The performance criteria established by the Compensation Committee for the performance-based awards includes, and the performance-based units will be paid based on, the relative ranking of the Company’s total shareholder return (“TSR”) as compared to the TSR of the Company’s designated peer group for 2013 (the “Peer Group”). The performance period for the performance-based units will begin May 3, 2013 and end June 1, 2016, with the beginning TSR price being equal to the average TSR over the 30-calendar days beginning May 3, 2013 and the ending TSR price being equal to the average TSR over the 30-calendar days ending June 1, 2016. The performance-based units are settled in shares of common stock and the number of shares received by each executive at the conclusion of the performance period will be determined once the Compensation Committee has certified the results of the TSR calculations for the Company and each of the Peer Group.

Each of the executive officers of the Company received a performance-based unit in the following maximum payout amounts (stated in the number of shares): Paul Howes – 66,723; Gregg Piontek – 17,584; Mark Airola – 19,392; Lee Ann Kendrick – 8,398; Bruce Smith – 22,746; Jeffery Juergens – 14,689. The payout of shares for each executive ranges from 0% - 150% of target based on the following matrix:

	Below Threshold	Threshold	Target	Maximum
TSR Performance Relative to Peers	<25th Percentile	25th Percentile	50th Percentile	75th Percentile
Percent of target shares earned	0%	30%	100%	150%

If performance is between Threshold and Target or Target and Maximum the number of performance-based units earned is based upon the formula set forth in the performance-based unit award agreement. The other terms of the performance-based units and the terms of the time-based units and the stock options are materially consistent with the terms disclosed in the Company’s proxy statement for the Annual Meeting.

The foregoing description of the performance-based units is qualified in its entirety by reference to the Form of Restricted Stock Unit Agreement (Performance-Based). Copies of the Form of Non-Qualified Stock Option Agreement, Form of Restricted Stock Agreement, and Form of Restricted Stock Unit Agreement (Performance-Based), were attached as Exhibits 4.8, 4.9, and 4.11, respectively, to the Company’s Registration Statement on Form S-8 filed June 6, 2013 (SEC File No. 333-189127) and are incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

On June 6, 2013, the following proposals were submitted to the stockholders of the Company at the Company’s 2013 Annual Meeting of Stockholders.

1.	The election of six directors to the Board of Directors;
2.	An advisory vote on named executive officer compensation;
3.	Approval of the amendment and restatement of the Newpark Resources, Inc. 2006 Equity Incentive Plan;
4.	Approval of an amendment to the Newpark Resources, Inc. 2008 Employee Stock Purchase Plan; and
5.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2013.

The proposals are more fully described in the Company’s Proxy Statement. The following are the final vote results along with a brief description of each proposal.

Proposal 1: Election of Directors: the stockholders of the Company elected each of the following director nominees for a term that will continue until the 2014 Annual Meeting of Stockholders.

Director	Votes For	Withheld	Broker Non-Votes
David C. Anderson	67,005,106	306,595	12,792,421
Jerry W. Box	67,060,447	251,254	12,792,421
G. Stephen Finley	67,027,686	284,015	12,792,421
Paul L. Howes	67,063,026	248,675	12,792,421
James W. McFarland, PhD	67,008,095	303,606	12,792,421
Gary L. Warren	67,026,882	284,819	12,792,421

Proposal 2: An advisory vote on named executive officer compensation: the stockholders of the Company approved, on a non-binding advisory basis, the compensation of the named executive officers as described in the Company’s Proxy Statement.

For	Against	Abstain	Broker Non-Votes
66,793,843	310,690	207,168	12,792,421

Proposal 3: Approval of the amendment and restatement of the Newpark Resources, Inc. 2006 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
59,133,053	8,132,302	46,346	12,792,421

Proposal 4: Approval of an amendment to the 2008 Employee Stock Purchase Plan

For	Against	Abstain	Broker Non-Votes
67,187,499	119,781	4,421	12,792,421

Proposal 5: Ratification of the Appointment of Independent Registered Public Accounting Firm: the stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year 2013.

For	Against	Abstain	Broker Non-Votes
80,037,724	57,344	9,054	0

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

4.1

Newpark Resources, Inc. Amended and Restated 2006 Equity Incentive Plan, incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-8 filed on June 6, 2013 (SEC File No. 333-189127).

4.2

Form of Non-Qualified Stock Option Agreement under the Newpark Resources, Inc. Amended and Restated 2006 Equity Incentive Plan, incorporated by reference to Exhibit 4.8 to the Company’s Registration Statement on Form S-8 filed on June 6, 2013 (SEC File No. 333-189127).

4.3

Form of Restricted Stock Agreement under the Newpark Resources, Inc. Amended and Restated 2006 Equity Incentive Plan, incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-8 filed on June 6, 2013 (SEC File No. 333-189127).

4.4

Form of Restricted Stock Unit Agreement under the Newpark Resources, Inc. Amended and Restated 2006 Equity Incentive Plan (Performance Based), incorporated by reference to Exhibit 4.11 to the Company’s Registration Statement on Form S-8 filed on June 6, 2013 (SEC File No. 333-189127).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.

Dated: June 12, 2013	By:	/s/ Mark J Airola
Mark J. Airola
Senior Vice President, General Counsel and
Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Newpark Resources, Inc. Amended and Restated 2006 Equity Incentive Plan, incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-8 filed on June 6, 2013 (SEC File No. 333-189127).

4.2

Form of Non-Qualified Stock Option Agreement under the Newpark Resources, Inc. Amended and Restated 2006 Equity Incentive Plan, incorporated by reference to Exhibit 4.8 to the Company’s Registration Statement on Form S-8 filed on June 6, 2013 (SEC File No. 333-189127).

4.3

Form of Restricted Stock Agreement under the Newpark Resources, Inc. Amended and Restated 2006 Equity Incentive Plan, incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-8 filed on June 6, 2013 (SEC File No. 333-189127).

4.4

Form of Restricted Stock Unit Agreement under the Newpark Resources, Inc. Amended and Restated 2006 Equity Incentive Plan (Performance Based), incorporated by reference to Exhibit 4.11 to the Company’s Registration Statement on Form S-8 filed on June 6, 2013 (SEC File No. 333-189127).